EXHIBIT 10(f)


                  MODINE MANUFACTURING COMPANY

             EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

                             PURPOSE
                             -------

Modine Manufacturing Company (hereinafter called the "Company") has adopted the MODINE PENSION AND DISABILITY PLAN FOR SALARIED EMPLOYEES (hereinafter called the "Pension Plan"), and executed a Trust Agreement to provide retirement benefits for its employees. The Pension Plan and Trust is intended to meet requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1954, as amended.

The Pension Plan contains provisions placing limitations on the maximum benefit which may be paid to a Participant in the Pension
Plan in accordance with Sections 401(a)(17) and 415 of the Internal Revenue Code.

By resolution of November 14, 1979, the Board of Directors of the Company determined that the maximum benefit limitations in the Internal Revenue Code adversely affected the pension benefits of eligible employees. It therefore authorized the payment of supplemental retirement benefits of such employees impacted by these maximum benefit limitations.

As a formal expression on the intent of said resolution of the Board of Directors, the Company hereby establishes an unfunded "Executive Supplemental Retirement Plan" within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA for a select group of highly compensated employees, to be effective for any eligible employee who terminates employment on or after November 14, 1979, (hereinafter called the "Plan").


                            ARTICLE I
                  DEFINITIONS AND CONSTRUCTION
                  ----------------------------

Section 1.1  Definitions:  Except as specified below or elsewhere
-----------  -----------
in this Plan, the definitions of words and phrases appearing in this Plan shall have the meanings as set forth in the Pension Plan. Where the following words and phrases appear in this Plan, they shall have the respective meanings herein set forth, unless the context clearly indicates to the contrary:

     (a)  Code:  The Internal Revenue Code as now in effect or
          ----
          hereafter amended.

     (b)  Committee:  The Plan Administrator consisting of at
          ---------
          least three officers of the Company who are appointed by the Officer Nomination and Compensation Committee of the Company, but who are not members of the Officer Nomination and Compensation Committee.

     (c)  Effective Date:  November 14, 1979, the date on which
          --------------
          the provisions of this Plan became effective.

Section 1.2  Except when otherwise indicated by the context,
-----------
words in a masculine gender shall include the feminine and neuter gender; the plural shall include the singular and the singular shall include the plural.

Section 1.3  Employment Rights:  Establishment of the Plan shall
-----------  -----------------
not be construed to give any employee the right to be retained by the Company or to any benefits not specifically provided by the Plan.

Section 1.4  Severability:  In the event any provision of the Plan
-----------  ------------
shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining part of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provisions had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

Section 1.5  Applicable Law:  This Plan is fully exempt from
-----------  --------------
Titles II, III and IV of ERISA. The Plan shall be governed and construed in accordance with Title I of ERISA and the laws of the State of Wisconsin.

                           ARTICLE II
                  PARTICIPATION AND ELIGIBILITY
                  -----------------------------

Section 2.1  Participation:  A Participant in the Pension Plan
-----------  -------------
shall become a Participant in this Plan when any benefits payable under the Pension Plan are reduced on account of the limitations in Code Section 415 or Code Section 401(a)(17).

Section 2.2  Other Retirement Benefits:  Section 2.1 shall not
-----------  -------------------------
preclude any Employee who has entered into an agreement with the Company in which is provided other supplemental retirement benefits from participating in this Plan and receiving such other supplemental retirement benefits; provided, however, that such Employee shall not receive the same benefit twice.

                           ARTICLE III
               AMOUNT AND FORM OF BENEFIT PAYMENTS
               -----------------------------------

Section 3.1  Amount of Benefits:  Benefits payable under the Plan
-----------  ------------------
shall be equal to:

     (a) The amount of benefits payable under the Pension Plan if the limitations in Code Section 415 and 401(a)(17) were not applied, less

     (b)  The amount of benefits payable under the Pension Plan.

Section 3.2  Form of Benefit Payments:  A Participant may elect
-----------  ------------------------
the same manner of payment and optional benefits as are provided in ARTICLE V of the Pension Plan, with the following exceptions:

     (a) There is no joint and survivor pension payable to the spouse of any married Participant who dies before retiring from or otherwise leaving employment with the Company.

     (b) The monthly benefit to a Participant under the Plan shall be a monthly benefit only for the life of the Participant unless the Participant, prior to his retirement (as defined in the Pension Plan) elects one of the other optional Forms of Benefit as provided by the Pension Plan. An election of one optional form of benefit under the Pension Plan does not affect the right of the Participant to elect a different form of optional benefit under this Plan.

     (c) Election of an optional form of benefit and designation of a surviving beneficiary shall be done in accordance with the rules set forth in the Pension Plan, except that any such election by a married Participant shall not require the written consent of his spouse.

     (d) A Participant who is eligible to elect a lump-sum payment under the Pension Plan, may elect to have a lump-sum payment under this plan.

     (e) Benefits under this Plan shall commence or be paid at a time to be determined by the Committee, but not earlier than the Date of Determination under the Pension Plan and not later than twelve months after the Participant has terminated his employment with the Company.

     (f) If the commencement of benefit payments or a lump-sum payment under this Plan occurs later than the commencement of benefit payments or a lump-sum payment under the Pension Plan, the amount of benefits under this Plan shall be calculated in accordance with
          Section 3.1 based upon the pension benefit as of the date of commencement of benefit payments or the lump-sum payment under this Plan (but not later than age 65).

Section 3.3  Forfeiture of Benefits:  Neither a Participant nor
-----------  ----------------------
his beneficiary shall have any right to a benefit under this Plan if the Committee or the Company determines that the Participant engaged in a willful, deliberate, or gross act of commission or omission which is injurious to the finances or reputation of the Company.

                           ARTICLE IV
                       GENERAL PROVISIONS
                       ------------------

Section 4.1  Plan Financing:  All benefits paid under this Plan
-----------  --------------
shall be paid from the general assets of the Company. Such amounts shall be reflected on the accounting records of the Company but shall not be construed to create or require the creation of a trust, custodial, or escrow account. No Employee or Participant shall have any right, title or interest whatever in or to any investment reserves, accounts, or funds that the Company may purchase, establish, or accumulate to aid in providing benefits under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create a trust or fiduciary relationship of any kind between the Company and the Employee or any other person. Neither an Employee or any beneficiary of an Employee shall acquire any interest greater than that of an unsecured creditor.

Section 4.2  Administration:  This Plan shall be administered by
-----------  --------------
the Committee. The Committee shall have, to the extent appropriate, the same powers, rights, duties, and obligations with respect to this Plan as it would have if it were charged with the duties of the Board of Administration under the Pension Plan.

Section 4.3  Amendment and Termination:  The Company reserves the
-----------  -------------------------
right to amend this Plan from time to time and reserves the right to terminate the Plan at any time, but any such amendment or termination shall not have the effect of reducing or eliminating any monthly benefit payable or accrued but not yet payable under the terms of this Plan as of the date of the amendment or termination.

Section 4.4  Action by the Company:  Any action required of or
-----------  ---------------------
permitted by the Company under this Plan shall be by resolution of the Officers Nomination and Compensation Committee of the Company, the Board of Directors of the Company or any person or persons authorized by resolution of the Officers Nomination and Compensation Committee, or the Board of Directors including, but not limited to, the Committee.

Section 4.5  Tax Liability:  The Company may withhold from any
-----------  -------------
payments of benefits hereunder any taxes required to be withheld in such sum as the Company may reasonably estimate to be necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

Section 4.6  Coordination with Pension Plan:  Provisions of the
-----------  ------------------------------
Pension Plan, not specifically excluded or revised by this Plan, may be applied by the Committee or the Company in determining the rights and obligations, and any limitations thereon, under this Plan.

IN WITNESS WHEREOF, MODINE MANUFACTURING COMPANY has caused this instrument to be executed by its duly authorized officers, this 16th day of July, 1987.

                              MODINE MANUFACTURING COMPANY



                              By:  FRANK W. JONES
                                   ------------------------------

                              Title: Executive V.P.
                                     ----------------------------

ATTEST:


   W. E. PAVLICK
----------------------
Secretary

                  MODINE MANUFACTURING COMPANY
             EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
                         FIRST AMENDMENT


WHEREAS, the Company established the Modine Manufacturing Company
Executive Supplemental Retirement Plan effective November 14,
1979, and

WHEREAS, it is the desire of the Company to amend such Plan as hereinafter set forth.

NOW, THEREFORE, the Company does hereby adopt the First Amendment to the Modine Manufacturing Company Executive Supplemental
Retirement Plan to be effective as of October 1, 1994.

Section 3.2(d), is amended to read as follows in its entirety:

     (d) A Participant, upon his retirement, may elect a one-time lump-sum payment of his benefit under this Plan, whether or not he is eligible to elect a lump-sum payment under the Pension Plan.

Except as expressly amended herein, the Modine Manufacturing
Company Executive Supplemental Retirement Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment of the Modine Manufacturing Company Executive
Supplemental Retirement Plan, this 19th day of October, 1994.


                              MODINE MANUFACTURING COMPANY


                              By: R. T. SAVAGE
                                 ----------------------------

ATTEST:

W. E. PAVLICK
--------------------